                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): MAY 25, 1999



          BROOKE GROUP LTD.                            BGLS INC.
    (Exact name of registrant as             (Exact name of registrant as
     specified in its charter)                specified in its charter)

              1-5759                                   33-93576
     (Commission File Number)                  (Commission File Number)

             51-0255124                               13-3593483
(I.R.S. Employer Identification No.)       (I.R.S. Employer Identification No.)

             DELAWARE                                 DELAWARE
(State or other jurisdiction of             (State or other jurisdiction of
incorporation or organization)               incorporation or organization)

      100 S.E. SECOND STREET                     100 S.E. SECOND STREET
       MIAMI, FLORIDA 33131                       MIAMI, FLORIDA 33131
(Address of principal executive              (Address of principal executive
  offices including Zip Code)                   offices including Zip Code)

          305/579-8000                                  305/579-8000
(Registrant's telephone number,               (Registrant's telephone number,
     including area code)                           including area code)

        (NOT APPLICABLE)                              (NOT APPLICABLE)
 (Former name or former address,              (Former name or former address,
  if changed since last report)                if changed since last report)

ITEM 5.           OTHER EVENTS.

                  On May 25, 1999, BGLS Inc. repurchased $132.7 million principal amount of its 15.75% Senior Secured Notes due 2001, together with accrued interest thereon of $18.3 million, for a purchase price of $147.7 million.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BROOKE GROUP LTD.


                                      By: /s/ Joselynn D. Van Siclen
                                          ------------------------------------
                                          Joselynn D. Van Siclen
                                          Vice President and Chief Financial
                                          Officer



                                      BGLS INC.


                                      By: /s/ Joselynn D. Van Siclen
                                          ------------------------------------
                                          Joselynn D. Van Siclen
                                          Vice President and Chief Financial
                                          Officer and Treasurer




Date:  May 26, 1999















                                      -3-